UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________________

FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2004



CARC, Inc.
(Exact name of registrant as specified in its charter)



South Carolina                        0-18727                     57-0641693

(State of incorporation)   (Commission File No.) (IRS Emp.Identification No.)



 500 Downs Loop

 Clemson, South Carolina                                                29631

 (Address of principal executive offices)                        (Zip code)





Registrant's telephone number, including area code: (864) 654-1155




Not Applicable
(Former name or former address, if changed since last report)






Item 5.02. 	Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers
On September 16, 2004, Mr. Fritz Briggs resigned his position as a member of the Board of Directors. Mr. Bill Jones was elected to fill this position and complete his twelve-month term.



	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 3, 2004					CARC, Inc.


By:
Susan Davis
Administrator
(Principal Executive Officer)


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